                                                                     EXHIBIT 4.1

                             [WPT ENTERPRISES LOGO]
   NUMBER                                                              SHARES
    WPTE
-------------                                                      -------------
                             WPT ENTERPRISES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                        CUSIP: 98211W 10 8
     THIS CERTIFIES THAT


     is the owner of

     SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.001 PER SHARE OF

                             WPT ENTERPRISES, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY A DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS the facsimile signatures of the Corporation's duly authorized officers.

DATED:

    W. TODD STEELE                                 STEVEN LIPSCOMB
      SECRETARY                                       PRESIDENT

                                                COUNTERSIGNED AND REGISTERED:
                                                WELLS FARGO BANK, N.A. TRANSFER
                                                AGENT AND REGISTRAR


                          AUTHORIZED SIGNATURE

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

      TEN COM -- as tenants in common                      UTMA --                            Custodian
                                                                                -------------           ---------------
                                                                                   (Cust)                   (Minor)
      TEN ENT -- as tenants by the entireties                                   under Uniform Transfers to Minors
                                                                                Act
                                                                                    -----  ----------------------------
      JT TEN -- as joint tenants with right of                                                       (State)
                survivorship and not as tenants
                in common

    Additional abbreviations may also be used though not in the above list.

For value received      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                   Attorney to transfer the
said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        ----------------------------------------

                                        ----------------------------------------
                                NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.